UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 19, 2006

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 19, 2006, Frank P. Carrubba, Chairman of the Board of Directors of Exar Corporation (the “Company”), informed the Company that he intends to retire from the Board of Directors as of the upcoming 2006 Annual Meeting of Stockholders to be held on September 7, 2006 for personal reasons, and will therefore not stand for re-election to the Board of Directors.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective July 19, 2006, the Board approved three amendments to the Company’s Bylaws and an amendment to the Company’s Certificate of Incorporation.

The first amendment is to Section 6(a) and provides that a special meeting of the Company’s stockholders may be called by (i) the Chairman of the Board, (ii) the Chief Executive Officer or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), on such date, and at such time as the Chairman of the Board, the Chief Executive Officer or the Board of Directors, as the case may be, shall fix. Previously, the Bylaws provided that a special meeting of the Company’s stockholders could be called by (i) the Chairman of the Board, (ii) the President or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), on such date, and at such time as the President or the Board of Directors, as the case may be, shall fix.

The second amendment is to Section 16 and provides for the de-classification of the Board of Directors effective as of the 2008 Annual Meeting of Stockholders. This amendment to the Bylaws provides that the class of Directors to be elected at the 2006 Annual Meeting of Stockholders will serve for a term of two years until the 2008 Annual Meeting of Stockholders, and that the class of Directors to be elected at the 2007 Annual Meeting of Stockholders will serve for a term of one year until the 2008 Annual Meeting of Stockholders. This amendment to the Bylaws is not effective unless the Company’s Stockholders approve a similar amendment to the Company’s Certificate of Incorporation and that amendment is filed with the Secretary of State of Delaware. The amendment to the Company’s Certificate of Incorporation was also approved by the Board of Directors on July 19, 2006, and will be presented to the Company’s Stockholders for their approval at the 2006 Annual Meeting of Stockholders through the Company’s proxy statement.

The third amendment is to Section 20(c) and provides that a special meeting of the Board of Directors may be called by any of (i) the Chairman of the Board, (ii) the Chief Executive Officer or (iii) any two Directors. Prior to the amendment, the Bylaws provided that a special meeting of the Board of Directors could only be called by any of (i) the Chairman of the Board, (ii) the President or (iii) by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships).

The Company’s amended and restated Bylaws are filed as Exhibit 3.1 to this Report and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1   Amended and Restated Bylaws of Exar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006

EXAR CORPORATION

By:	/s/ Roubik Gregorian
Name:	Roubik Gregorian
Title:	Chief Executive Officer, President and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Exar Corporation